Roundhill MEME ETF
Schedule of Investments
March 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 99.9%
Auto Manufacturers — 12.5%
NIO, Inc. - ADR (a)(b)(d)	4,020	$42,250
Rivian Automotive, Inc. - Class A (a)(d)	2,677	41,440
Tesla, Inc. (a)	191	39,625
		123,315
Banks — 11.9%
First Republic Bank (d)	2,950	41,270
PacWest Bancorp	3,818	37,149
Western Alliance Bancorp (d)	1,103	39,201
		117,620
Commercial Services — 12.6%
Block, Inc. (a)	601	41,259
Marathon Digital Holdings, Inc. (a)(d)	4,668	40,705
Riot Platforms, Inc. (a)(d)	4,225	42,208
		124,172
Diversified Financial Services — 3.7%
Coinbase Global, Inc. - Class A (a)(d)	537	36,285

Entertainment — 4.1%
AMC Entertainment Holdings, Inc. - Class A (a)(d)	8,156	40,861

Financial Services — 3.9%
Sofi Technologies, Inc. (a)	6,352	38,557

Internet — 12.3%
Alibaba Group Holding, Ltd. - ADR (a)(b)	420	42,916
Netflix, Inc. (a)	111	38,348
Roku, Inc. (a)	608	40,019
		121,283
Mining — 3.7%
Barrick Gold Corp. (b)	1,969	36,564

Oil & Gas — 4.0%
Occidental Petroleum Corp.	627	39,144

Retail — 3.6%
GameStop Corp. - Class A (a)(d)	1,520	34,990

Semiconductors — 11.6%
Advanced Mico Devices, Inc. (a)	372	36,460
Intel Corp.	1,242	40,576
NVIDIA Corp.	136	37,777
		114,813
Software — 12.1%
Cloudfare, Inc. - Class A (a)	644	39,709
MicroStrategy, Inc. (a)	142	41,509
Palantir Technologies, Inc. - Class A (a)	4,446	37,569
		118,787
Transportation — 3.9%
FedEx Corp.	168	38,386
TOTAL COMMON STOCKS (Cost $895,242)		984,777

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 30.3%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93% (c)	298,662	298,662
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $298,662)		298,662

TOTAL INVESTMENTS (Cost $1,193,904) — 130.2%		1,283,439
Other assets and liabilities, net — (30.2)%		(297,898)
NET ASSETS — 100.0%		$985,541

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown is the seven day yield at period end.
(d)	All or a portion of this security is on loan as of March 31, 2023. The market value of securities out on loan is $303,951.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	87.6%
Cayman Islands	8.6%
Canada	3.7%
Total Country	99.9%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	30.3%
TOTAL INVESTMENTS	130.2%
Other assets and liabilities, net	-30.2%
NET ASSETS	100.0%

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund held investments during the period with significant unobservable inputs which would be classified as Level 3. The securities classified as Level 3 are deemed immaterial.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$984,777	$-	$-	$984,777
Investments Purchased With Proceeds From Securities Lending**	-	-	-	298,662
Total Investments - Assets	$984,777	$-	$-	$1,283,439

* See the Schedule of Investments for industry classifications.
** Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.